                                 SCHEDULE 14A
                                (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            OCC ACCUMULATION TRUST
               (Name of Registrant as Specified in Its Charter)

                          Elliot M. Weiss, Secretary
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement no.:
     (3)  Filing Party:
     (4)  Date Filed:

                            OCC ACCUMULATION TRUST

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 3, 2000

TO THE SHAREHOLDERS:

     A special meeting of the shareholders of the OCC Accumulation Trust (the "Trust") will be held at the principal executive offices of the Trust, 1345 Avenue of the Americas, New York, New York 10105-4800, on March 3, 2000 at ______, New York time for the following purposes:

     1. To approve a new investment advisory agreement between OpCap Advisors and the Trust;

     2. To approve an investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Company for the Managed Portfolio (the "Sub-Advisory Agreement");

     3. To approve a new investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Company for the Managed Portfolio upon the automatic termination of the Sub-Advisory Agreement in connection with the Allianz acquisition, as described in the Proxy Statement;

     4. To elect six trustees to hold office until their successors are elected and qualified;

     5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditor of the Trust for the fiscal year ending December 31, 2000;

     You will be entitled to notice of, and to vote at, the meeting and any adjournments thereof, if you owned shares of the Trust at the close of business on December 15, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE BY
_________________.

                                     By Order of the Board of Trustees


                                     /s/ Elliot M. Weiss
                                     ---------------------------------
                                     Secretary

1345 Avenue of the Americas
New York, New York 10105-4800

                                                                           DRAFT
                                                                         1/20/00


                             YOUR VOTE IS IMPORTANT


              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY




     Contractholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed voting instruction form for each of the Portfolios of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. We ask for your cooperation in mailing your voting instruction form no matter how large or small your holding may be.



                    PLEASE RESPOND -- YOUR VOTE IS IMPORTANT

                                                                           DRAFT
                                                                        01/20/00

OCC ACCUMULATION TRUST

                          1345 Avenue of the Americas
                         NEW YORK, NEW YORK 10105-4800

                               _________________

                                PROXY STATEMENT
                               _________________

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 3, 2000
                               _________________

GENERAL

     This Proxy Statement is furnished to the shareholders of OCC Accumulation Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on March 3, 2000, or any adjournment or adjournments thereof.

The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about February 3, 2000.

     The first purpose of the Meeting is to permit shareholders of each Portfolio of the Trust to consider a new advisory agreement to take effect upon consummation of the transaction (the "Acquisition") contemplated by an Implementation and Merger Agreement, dated as of October 31, 1999 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors"), its two general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein. Pursuant to the Merger Agreement, Allianz of America will acquire a controlling interest in PIMCO Advisors, whose wholly owned indirect subsidiary, OpCap Advisors, serves as investment adviser to the Trust. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 below. As required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the Acquisition will cause the automatic termination of the Trust's advisory agreement with OpCap Advisors. Therefore, in order to ensure continuity in the management of the Trust, shareholders of each Portfolio of the Trust are being asked to approve a new advisory agreement.

     The second purpose of the Meeting is to permit shareholders of the Managed Portfolio to consider an investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Company ("PIMCO") to take effect on March 3, 2000 (the "Sub-Advisory Agreement").

     The third purpose of the Meeting is to permit shareholders of the Managed Portfolio to consider a new Sub-Advisory Agreement by and among OpCap Advisors and PIMCO to take effect upon consummation of the Acquisition (the "New Sub-Advisory Agreement"). If the Sub-Advisory Agreement becomes effective prior to the consummation of the Acquisition and thereafter the transaction is consummated, that event would cause the automatic termination of the Sub-Advisory Agreement. Therefore, in order to ensure continuity in the management of the Managed Portfolio, shareholders of the Portfolio of the Trust are being asked to approve the New Sub-Advisory Agreement.

     The fourth purpose of the Meeting is to elect six Trustees to hold office until their successors are elected and qualified.

     The fifth purpose of the Meeting is to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for the Trust for the fiscal year ending December 31, 2000.

     Shares of beneficial interest ("Shares") of the Trust are presently sold to life insurance companies ("Life Companies") for allocation to Variable Accounts established by those Life Companies (collectively, the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity contracts and variable life insurance policies (collectively, "Contracts") issued by those Life Companies. Instructions of Contractholders are being solicited for the approval or disapproval of the investment advisory agreement for the Portfolios of the Trust, the Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Managed Portfolio, the election of Trustees and the ratification of PricewaterhouseCoopers LLP as independent auditor for the Trust.

     The Trust currently consists of seven portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest: the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, Managed Portfolio, Balanced Portfolio, and U.S. Government Income Portfolio.

     Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class on the proposal. Each full share of the Portfolios outstanding is entitled to one vote and each fractional share of the Portfolios outstanding is entitled to a proportionate fractional share of one vote for such purposes.

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

     A quorum for the Meeting will consist of a majority of the shares of each of the Portfolios issued and outstanding and entitled to vote, present in person or represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposal described in this Proxy Statement are not received from Contractholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Portfolios' shareholders.

     Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at 1345 Avenue of the Americas, New York, New York 10105-4800; (ii) attendance at the Meeting and voting in person or (iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

     All expenses of the preparation and distribution of these proxy materials will be borne equally by PIMCO Advisors and Allianz of America. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of OpCap Advisors, the Life Companies, or their respective affiliates, personally or by telephone or telegraph. Management Information Services has been retained to assist in the solicitation of proxies for a fee based on the number of insurance company contract/policy owners eligible to submit voting instructions to each of the Separate Accounts holding voting positions in the various Portfolios of the Trust as of the record date which fee is estimated not to exceed $55,000 plus reasonable out-of-pocket expenses.

     The table below summarizes each proposal to be voted upon at the Meeting to be held on March 3, 2000 and identifies which Portfolio shareholders are being requested to approve each proposal.


                                          PROPOSALS
----------------------------------------------------------------------------------------------

Portfolio            Approval     Approval of      Approval of New   Election of  Ratification
                     of           Sub-Advisory     New Sub-Advisory  Trustees     of Price
                     Advisory     Agreement        Agreement                      Waterhouse
                     Agreement    Between PIMCO    Between PIMCO                  Coopers as
                     Between      and OpCap        and OpCap                      Independent
                     OpCap        Advisors         Advisors                       Accountants
                     Advisors
                     and the
                     Trust
----------------------------------------------------------------------------------------------

Equity Portfolio     Solicited    No Solicitation  No Solicitation   Solicited    Solicited
----------------------------------------------------------------------------------------------

Mid Cap Portfolio    Solicited    No Solicitation  No Solicitation   Solicited    Solicited
----------------------------------------------------------------------------------------------

Small Cap            Solicited    No Solicitation  No Solicitation   Solicited    Solicited
 Portfolio
----------------------------------------------------------------------------------------------

Global Equity        Solicited    No Solicitation  No Solicitation   Solicited    Solicited
 Portfolio
----------------------------------------------------------------------------------------------

Managed Portfolio    Solicited    Solicited        Solicited         Solicited    Solicited
----------------------------------------------------------------------------------------------

Balanced Portfolio   Solicited    No Solicitation  No Solicitation   Solicited    Solicited
----------------------------------------------------------------------------------------------

U.S. Government      Solicited    No Solicitation  No Solicitation   Solicited    Solicited
 Income Portfolio
----------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
     APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN OPCAP ADVISORS
                                 AND THE TRUST

INTRODUCTION

     OpCap Advisors serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated November 5, 1997 as amended February 1, 1998 (the "Existing Agreement"). The Existing Agreement was approved initially by the Board of Trustees at a special meeting held on February 28, 1997 and was approved by the Trust's shareholders on October 14, 1997.

     The Existing Agreement provides that it shall automatically terminate in the event of its assignment as defined in the Investment Company Act. Consummation of the Acquisition will constitute an assignment of the Existing Agreement. Therefore, in anticipation of the Acquisition, the Board of Trustees of the Trust is proposing that its shareholders approve a new advisory agreement between the Trust and OpCap Advisors (the "New Agreement"). The New Agreement is substantially identical, except for the date, to the Existing Agreement.

INFORMATION ABOUT OPCAP ADVISORS

     OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $56 billion in assets under management on September 30, 1999. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors, a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

     The principal business address of OpCap Advisors, Oppenheimer Capital and their affiliates is 1345 Avenue of the Americas, New York, New York 10105-4800. The principal business address of OpCap Advisors would not change following the Acquisition. Joseph La Motta is Chairman Emeritus of Oppenheimer Capital. Kenneth Poovey is Chief Executive Officer of Oppenheimer Capital and OpCap Advisors.

     The officers of the Trust who are officers or employees of OpCap Advisors or its affiliate, Oppenheimer Capital, are as follows:

Name                             Position with Trust
----                             -------------------
Joseph M. La Motta               President and Chairman of the Board of Trustees

Bernard H. Garil                 Vice President

Mark F. Degenhart                Vice President and Portfolio Manager

Richard A. Glasebrook            Vice President and Portfolio Manager

Colin J. Glinsman                Vice President and Portfolio Manager

Louis P. Goldstein               Vice President and Portfolio Manager

Vikki Hanges                     Vice President and Portfolio Manager

John Lindenthal                  Vice President and Portfolio Manager

Timothy J. McCormack             Vice President and Portfolio Manager

James Sheldon                    Vice President and Portfolio Manager

Elliot M. Weiss                  Secretary

Brian S. Shlissel                Treasurer

Maria Camacho                    Assistant Secretary


     Attached to this Proxy Statement as Exhibit A is a list of other funds advised or subadvised by OpCap Advisors that have similar investment objectives to those of the Portfolios, their net assets and the rate of the advisory fee paid to OpCap Advisors.

INFORMATION CONCERNING ALLIANZ AG AND ITS AFFILIATES. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. The Allianz group is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Acquisition, PIMCO Advisors and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.


THE ACQUISITION

     On October 31, 1999, PIMCO Advisors, its two general partners, PAH and Partners GP, certain of their affiliates, Allianz of America and certain other parties named therein entered into the Merger Agreement pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors, whose wholly-owned subsidiary, OpCap Advisors, serves as investment adviser to the Trust.

     The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

     Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors (the "PA Units"), bring its ownership interest in PIMCO Advisors to approximately 70%, including the approximate 44% interest held thorugh PAH. As part of these transactions, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners
GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life Insurance Company ("Pacific Life"). Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will maintain an indirect interest in PIMCO Advisors following the closing. In connection with the closing, Allianz of America will enter into a put/call arrangement for the eventual disposition of Pacific Life's indirect interest in PIMCO Advisors.

     The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change of control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same fomula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

     As a result of the Acquisition, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors, while the remainder will continue to be held indirectly by Pacific Life. Through PIMCO Advisors, Allianz of America will also control OpCap

Advisors. The Acquisition is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Acquisition will be completed.

     OpCap Advisors serves as investment adviser to the Trust and will undergo a change of control as a result of the consummation of the Acquisition, resulting in the automatic termination of its current advisory agreement with the Trust (the "Existing Agreement"). The Board of Trustees of the Trust have approved the new investment management agreement and recommend that Shareholders approve it as well. Therefore, in connection with the Acquisition and as required by the Investment Company Act, shareholders of each Portfolio of the Trust are being asked in Proposal 1 to approve a new investment management agreement between the Trust and OpCap Advisors which is substantially identical to the Existing Management Agreement (the "New Agreement"). If the Acquisition is not completed for any reason, the Existing Agreement will remain in effect.

     Completion of the Acquisition is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the Acquisition, the approval of the New Agreement by the shareholders of each Portfolio of the Trust. In the event the New Agreement is not approved by the Trust's shareholders and the Acquisition is completed, the Board of Trustees of the Trust will consider appropriate action.

     Pursuant to the Merger Agreement, PIMCO Advisors and Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and Pacific Investment Management Company. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of Oppenheimer Capital and OpCap Advisors will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

     EFFECTS OF THE ACQUISITION. Upon completion of the Acquisition, OpCap Advisors, its parent Oppenheimer Capital, and Oppenheimer Capital's parent, PIMCO Advisors, will be controlled by Allianz of America. Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Acquisition. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC.

     Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

     Operationally, OpCap Advisors, Oppenheimer Capital and PIMCO Advisors (collectively, the "Advisors") are expected to become units of Allianz Asset Management ("AAM"), the division of Allianz that coordinates global Allianz asset management activities. The equity operations of PIMCO Advisors, OpCap Advisors and Oppenheimer Capital will remain separately branded and managed. PIMCO Advisors, OpCap Advisors and Oppenheimer Capital are currently expected to continue to operate in the United States under their existing names.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of Pacific Investment Management Company, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Acquisition. Other key employees of the Advisors have also contractually agreed to remain with their respective employers following the Acquisition.

     Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered as "Affiliated Brokers". Once the Acquisition is completed, absent an SEC exemption or other relief, the Trust would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. Each of the Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Trust, the Trust's ability to take advantage of market opportunities, or the Trust's overall performance. Investment companies for which none of the Advisors serves as investment adviser would not, in general, be subject to these same restrictions post-closing.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act is available to PIMCO Advisors in connection with the Allianz of America's acquisition of a controlling interest in PIMCO Advisors and the other Advisors. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust's Board of Trustees is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Trust. Allianz of America and each of the other parties to the Merger Agreement have agreed to use their reasonable best efforts to assure compliance with Section 15(f) as it applies to the Acquisition during such two-year period.

     The second condition of Section 15(f) is that during the three-year period following the consummation of the Acquisition, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. The composition of the Board of Trustees is presently in compliance with the 75% requirement and Allianz of America has agreed with the Advisors that it will use its reasonable best efforts to comply with such 75% requirement during such three-year period through one or more intermediaries.

EXISTING AND NEW AGREEMENT

     The Existing Agreement and the New Agreement are substantially identical. The following description of the New Agreement is qualified in its entirety by reference to the form of the New Agreement attached hereto as Exhibit B.

SERVICES TO BE PERFORMED

     Under both the Existing and New Agreements, OpCap Advisors is required to:
(i) regularly provide investment advice and recommendations to each Portfolio of the Trust with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Trust and the portion, if any, of the assets of each Portfolio of the Trust to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio of the Trust and the sale of securities and other investments held by each Portfolio of the Trust.

     Unlike the Existing Agreement, the New Agreement will also authorize OpCap Advisors to: (i) select and contract at its own expense with PIMCO Advisors and PIMCO Equity Advisors to provide the services described above on behalf of the Blended Equity, Large Cap Growth, Small Cap Growth, Target, Innovation and Managed

Portfolios and with other sub-advisers in the future on behalf of any of the existing Portfolios and any Portfolios of the Trust which may be established in the future; and (ii) supervise and monitor the performance of sub-advisers, including recommending their termination and replacement where appropriate.

     The Existing and New Agreements also require OpCap Advisors to provide administrative services for the Trust, including (i) coordination of the functions of accountants, counsel and other parties performing services for the Trust and (ii) preparation and filing reports required by federal securities laws, shareholder reports and proxy materials.

FEES AND EXPENSES

     The fees payable to OpCap Advisors under the New Agreement will be at the same rate as the fees payable under the Existing Agreement. Under the Existing Agreement, the Trust pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets. Under the New Agreement, OpCap Advisors will use a portion of the fees it receives from the Managed Portfolio to pay PIMCO a fee equal to an annual rate of .25% of the average net assets of the Managed Portfolio for investment advisory services PIMCO renders to that Portfolio as described under Proposal No. 2 to this Proxy Statement.

     Under the Existing and New Agreement, OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of .40% of the first $400 million of average net assets, .375% on the next $400 million of average net assets and .35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios as described under Proposal No. 4 to this Proxy Statement.

     Under the Existing and New Agreement, expenses not expressly assumed by OpCap Advisors [or by OCC Distributors, the Trust's principal underwriter], are paid by the Trust. The Agreement lists examples of expenses paid by the Trust, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses including litigation.

     Under the Existing and New Agreement, OpCap Advisors will waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio of the Trust, except the Global Equity Portfolio, do not exceed 1.00% of its respective average daily net assets. OpCap Advisors will also waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of the Global Equity Portfolio do not exceed 1.25% of its respective average daily net assets.

     For the fiscal year ended December 31, 1999, the total advisory fees accrued or paid by the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced and U.S. Government Income Portfolios were $498,512, $302,528, $6,116,104, $1,206,779, $27,810, $-0- and $63,217.

     LIMITATION OF LIABILITY. The New Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Trust for any act or omission in the course of or connected with rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the Existing Agreement.

     TERMINATION.   The termination provisions of the New Agreement and the
Existing Agreement are identical. The New Agreement may be terminated by the Trust at any time without penalty upon 60 days' written notice to OpCap Advisors and may be terminated by OpCap Advisors at any time without penalty upon 90 days' written notice to the Trust. Termination by the Trust must be approved by the vote of a majority of the Trustees or by vote of a majority of the outstanding shares of the Trust. The New Agreement will terminate in the event of an "assignment," as required by the Investment
Company Act.

     EVALUATION BY THE BOARD OF TRUSTEES. The Board of Trustees has determined that continuity and efficiency of portfolio management services after the Acquisition can best be assured by approving the New Agreement. The Board believes that the New Agreement will enable the Trust to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the New Agreement is in the best interests of the Trust and its shareholders.

     In evaluating the New Agreement, the Board of Trustees requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap Advisors, PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding OpCap Advisors and their personnel, operations, financial condition, and brokerage policies described above. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Trustees also reviewed and discussed the terms and provisions of the New Agreement and compared it to the Existing Agreement as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OpCap Advisors would obtain from its relationship with the Trust and the economies of scale in costs and expenses to OpCap Advisors associated with its providing such services. The Board also met with a representative of Allianz of America to discuss its current intentions with respect to OpCap Advisors and PIMCO Advisors.

     Allianz has advised Oppenheimer Capital, OpCap Advisors, and the Board that it does not presently intend for the Acquisition to affect the future management of Oppenheimer Capital and its subsidiary OpCap Advisors. In addition, Allianz has advised Oppenheimer Capital, OpCap Advisors, and the Board that it presently anticipates that the senior portfolio management teams of Oppenheimer Capital and OpCap Advisors will continue in their present capacities and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. Allianz has represented to Oppenheimer Capital, OpCap Advisors, and the Board that the eligibility of OpCap Advisors, under the Investment Advisers Act of 1940, to serve as an adviser will not be affected by the Acquisition and that the Acquisition will not affect the ability of OpCap Advisors to fulfill its obligations under the Advisory Agreements.

     The Board considered, with its counsel, (i) the quality of the operations and service which have been provided to the Trust by OpCap Advisors and which are expected to continue to be provided after the Acquisition, with no change in fee rates, (ii) the overall experience and reputation of OpCap Advisors in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the capitalization of OpCap Advisors, PIMCO Advisors and Allianz AG, (iv) the aspects of the Acquisition that would affect the ability of OpCap Advisors to retain and attract qualified personnel and (v) the benefits of continuity in the services to be provided under the New Agreement. Based upon its review, the Board of Trustees concluded that the terms of the New Agreement are reasonable, fair and in the best interests of the Trust and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as investment manager to the Trust after the Acquisition is desirable and in the best interests of the Trust and its shareholders. Based on these and other considerations, the Board and all Trustees who are not interested persons of the Trust, OpCap Advisors, PIMCO Advisors, Allianz of America, or their affiliates (the "Disinterested Trustees") voting separately, unanimously approved the New Agreement and its submission to shareholders for their approval. The New Agreement will become effective on the date that the Acquisition is consummated or the date shareholders approve the New Agreement, whichever occurs later. The New Agreement will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Acquisition is not consummated, the Existing Agreement will remain in effect according to its terms.

     VOTE REQUIRED. As provided under the Investment Company Act, approval of the New Agreement will require the vote of a majority of the outstanding voting securities of each Portfolio of the Trust. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

     THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF THE TRUST VOTE TO APPROVE THE NEW AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS.

                                PROPOSAL NO. 2
              APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN PIMCO
                              AND OPCAP ADVISORS

INTRODUCTION

     Shareholders of the Managed Portfolio are being asked to approve a Sub-Advisory Agreement (the "Managed Sub-Advisory Agreement") between OpCap Advisors and Pacific Investment Management Company ("PIMCO") to permit PIMCO to serve as the investment sub-adviser with respect to a portion of the assets of the Managed Portfolio (the "Sub-Advised Portion").

INFORMATION ABOUT PIMCO

     PIMCO, a Delaware general partnership, is a wholly-owned subsidiary of PIMCO Advisors. PIMCO, which is located at 800 Newport Center Drive, Newport Beach California 92660, is a money management firm with approximately $256 billion in assets under management as of September 30, 1999. PIMCO provides investment management services for institutional and individual clients both within and outside the United States.

     See Proposal 1 for officers of the Trust who are officers and employees of affiliates of PIMCO Advisors.

SERVICES TO BE PERFORMED

     Under the Managed Sub-Advisory Agreement, PIMCO is required to: (i) regularly provide investment advice and recommendations to the Managed Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Managed Portfolio within the Sub-Advised Portion; and
(iii) arrange for the purchase of securities and other investments by the Managed Portfolio and the sale of securities and other investments held by the Portfolio within the Sub-Advised Portion. The Managed Sub-Advisory Agreement is attached as Exhibit C.

FEES AND EXPENSE

     Under the Managed Sub-Advisory Agreement, OpCap Advisors pays PIMCO at the annual rate of .25% of the average net assets of the Managed Portfolio for PIMCO's investment advisory services. PIMCO will not assume any expenses for the Managed Portfolio.

LIMITATION OF LIABILITY. The Managed Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, PIMCO shall not be liable to either OpCap Advisors or the Trust for any act or omission in the course of or connected with rendering services under the Managed Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMINATION. The Managed Sub-Advisory Agreement may be terminated by OpCap Advisors or the Trust at any time without penalty upon 60 days' written notice to PIMCO and may be terminated by PIMCO at any time without penalty upon 90 days' written notice to OpCap Advisors and the Trust. The Managed Sub-Advisory Agreement will terminate in the event of an assignment as required by the Investment Company Act.

SIMULTANEOUS APPROVAL OF POST-ACQUISITION MANAGED SUB-ADVISORY AGREEMENT. Consummation of the Acquisition will constitute an assignment of the Sub-Advisory Agreement. Therefore, in anticipation of the Acquisition, the Board of Trustees of the Trust is proposing that the shareholders of the Managed Portfolio approve a new investment sub-advisory agreement between the PIMCO and OpCap Advisors (the "Post-Acquisition Sub-Advisory Agreement"). The Post-Acquisition Sub-Advisory Agreement contains the same terms and provisions as and is identical to, except for the date, the Sub-Advisory Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     PIMCO may use such brokers as may, in its best judgment based on all relevant factors, implement the policy of the Trust to achieve best execution of portfolio transactions. PIMCO is not obligated to seek advance competitive bidding or base its selection on posted rates, but it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Trust as established by the Board.

     Consistent with obtaining the best execution of the Managed Portfolio's transactions, PIMCO, in the interest of the Managed Portfolio may select brokers, other than affiliated brokers, because they provide brokerage and/or research services to the Portfolio and/or other accounts of PIMCO. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by PIMCO that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or PIMCO's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by PIMCO for the benefit of the Managed Portfolio or other of its advisory clients. To show that the determinations were made in good faith, PIMCO must be prepared to show that the amount of such commissions paid over a representative period selected by OpCap Advisors and\or the Board was reasonable in relation to the benefits to the Managed Portfolio. The Managed Sub-Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Managed Portfolio, provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under rules adopted by the Securities and Exchange Commission.

     EVALUATION BY THE BOARD OF TRUSTEES.   The Board of Trustees has
determined that the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement will enable the Managed Portfolio to obtain investment sub-advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement is in the best interests of the Managed Portfolio and its shareholders.

     In evaluating the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement, the Board of Trustees requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap Advisors and PIMCO. These materials included information regarding PIMCO and its personnel, operations, financial condition, and brokerage policies described above. The Board of Trustees also reviewed and discussed the terms and provisions of the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement and compared them to the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services to be provided by PIMCO and also considered the benefits PIMCO would obtain from its relationship with the Trust.

     The Board considered, with its counsel, the overall experience and reputation of PIMCO in providing such services to investment companies, and the likelihood of its continued financial stability. Based upon its review, the Board of Trustees concluded that the terms of the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement are reasonable, fair and in the best interests of the Managed Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining PIMCO as sub-investment manager to the Sub-Advised Portion of the Managed Portfolio is desirable and in the best interests of the Managed Portfolio and its shareholders. Based on these and other considerations, the Board unanimously recommends approval of the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement and their submission to shareholders for their approval. The Managed Sub-Advisory Agreement will become effective as soon as practicable after the date of approval by shareholders. The Managed Sub-Advisory Agreement will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act, except that it will automatically terminate upon the effectiveness of the Acquisition. Upon the consummation of the Acquisition, the Post-Acquisition Managed Sub-Advisory Agreement will become effective and will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act.

VOTE REQUIRED. As provided under the Investment Company Act, approval of the Managed Sub-Advisory Agreement and the Post-Acquisition Managed Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Managed Portfolio. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

     THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE MANAGED PORTFOLIO OF THE TRUST VOTE TO APPROVE THE MANAGED SUB-ADVISORY AGREEMENT AND THE POST-ACQUISITION MANAGED SUB-ADVISORY AGREEMENT.

                              NEW PROPOSAL NO.  3
                   ELECTION OF TRUSTEES TO THE TRUST'S BOARD

INTRODUCTION

     The Board of Trustees of the Trust currently consists of four Trustees, all of whom are standing for re-election. Messrs. Joseph M. La Motta, Paul Y. Clinton, Thomas W. Courtney and Lacy B. Herrmann are members of the current Board. Two other nominees, Mssrs. V. Lee Barnes and Theodore T. Mason, have been selected and nominated by the Disinterested Trustees and approved unanimously by the Board of Trustees to stand for election to the Board as Disinterested Trustees to hold office until their successors are elected and qualified.

     The following table sets forth certain information regarding each nominee. It is the intention of the persons named in the accompanying Proxy to vote for the election of the persons named below. Each nominee has indicated a willingness to serve if elected. If any nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other persons as the Board may recommend.

NOMINEE INFORMATION

NAME AND        POSITIONS WITH TRUST        BUSINESS EXPERIENCE
  AGE                 AND TERM          DURING THE LAST FIVE YEARS
  ---                 --------          --------------------------
Joseph M. La    Chairman of the         Chairman Emeritus of Oppenheimer Capital since 1997;
Motta/1/        Board of Trustees       Chairman of the Board and President of OCC Cash Reserves, Inc.
Age:  66        and President
                since 1994

Paul Y.         Trustee since           Principal of Clinton Management Associates, a financial
Clinton         1994                    and venture capital consulting firm; former Director,
Age:  68                                External Affairs, Kravco Corporation, a national real
                                        estate owner and property management corporation; Trustee
                                        of Capital Cash Management Trust, a money market fund and
                                        Director of Narragansett Tax-Free Fund, a tax-exempt bond
                                        fund; Director of Oppenheimer Quest Value Fund, Inc.,
                                        Oppenheimer Quest Global Value Fund, Inc., Oppenheimer
                                        Quest Capital Value Fund, Inc., Rochester Fund
                                        Municipals, Rochester Portfolio Series Limited Term New
                                        York Municipals and Bond Fund Series, Oppenheimer
                                        Convertible Securities Fund, Oppenheimer Mid Cap Fund,
                                        OCC Cash Reserves, Inc., Trustee of Oppenheimer Quest for
                                        Value Funds, an open-end investment company.

Lacy B.         Trustee since           President and Chairman of the Board of Aquila Management
Herrmann        1994                    Corporation since 1984, the sponsoring organization and
Age:  69                                administrator and/or advisor or sub-advisor to the
                                        following open-end investment companies, and Chairman of
                                        the Board of Trustees and President of each: Churchill
                                        Cash Reserves Trust since 1985, Pacific Capital U.S.
                                        Treasuries Cash Assets Trust since 1988, Pacific Capital
                                        Tax-Free Cash Assets Trust since 1988, and Prime Cash
                                        Fund from 1982 to 1996, each of which is a money market
                                        fund, and of Churchill Tax-Free Fund of Kentucky since
                                        1986, Tax-Free Fund of Colorado since 1986, Tax-Free
                                        Trust of Oregon since 1985, Tax-Free Trust of Arizona
                                        since 1985, Tax-Free Fund for Utah since 1992,
                                        Narragansett Insured Tax Free Income Fund since 1992, and
                                        Hawaiian Tax-Free Trust since 1984, each of which is a
                                        tax-free municipal bond fund; Vice President, Director,
                                        Secretary, and formerly Treasurer of Aquila Distributors,
                                        Inc. since 1981, distributor of each of the above funds;
                                        President and Chairman of the Board of Trustees of
                                        Capital Cash Management Trust (CCMT), a money market
                                        fund, since 1981 and an Officer and Trustee/Director of
                                        its predecessors since 1974; President and Director of
                                        STCM Management Company, Inc., sponsor and Sub-Advisor to
                                        CCMT; Director of Oppenheimer Quest Value Fund, Inc.,
                                        Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer
                                        Quest Global Value Fund, Inc., OCC Cash Reserves, Inc.,
                                        Rochester Fund Municipals, Rochester Portfolio Series
                                        Limited Term New York Municipals and Bond Fund Series,
                                        Oppenheimer Convertible Securities Fund, Oppenheimer Mid
                                        Cap Fund, Trustee of Oppenheimer Quest for Value Funds,
                                        an open-end investment company.

-----------------------------------
/1/ Considered an "interested person" of the Trust, as defined in Section
    2(a)(19) of the Investment Company Act.

 NAME AND       POSITIONS WITH TRUST                   BUSINESS EXPERIENCE
   AGE             AND TERM                        DURING THE LAST FIVE YEARS
   ---             --------                        --------------------------
Thomas W.       Trustee since           Principal of Courtney Associates, Inc., a venture capital
Courtney        1994                    business;  former General Partner of Trivest Venture
Age:  65                                Fund, a private venture capital fund; former President of
                                        Federated Investment Counseling, Inc.; Trustee of Cash
                                        Assets Trust, a money market fund; Director of Oppenheimer
                                        Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc.,
                                        Oppenheimer Quest Global Value Fund, Inc., OCC Cash Reserves,
                                        Inc., Rochester Fund Municipals, Rochester Portfolio Series
                                        Limited Term New York Municipals and Bond Fund Series,
                                        Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities
                                        Fund, Trustee of Oppenheimer Quest for Value Funds, an
                                        open-end investment company; Trustee of Hawaiian Tax-
                                        Free Trust and Tax-Free Trust of Arizona, tax-exempt
                                        bond funds; Director of several privately owned
                                        corporations; and former Director of Financial
                                        Analysts Federation.

V. Lee          Nominee for Trustee     President and Chief Executive Officer of Net Learning
Barnes                                  Inc. since January 1999; Director of Davis International
Age:  64                                Banking Consultants since July 1993; previously a
                                        consultant and acting Executive Vice President of Smyth,
                                        Sanford & Gerard L.L.C., an insurance underwriting agency.

Theodore T.     Nominee for Trustee     Executive Director of Louisiana Power Partners, LLC since
Mason                                   1999 and of East Wind Power Partners since 1994; Second
Age:  64                                Vice President of the Alumni Association of SUNY Maritime
                                        College since 1998 and Director for the same organization
                                        since 1997; Director of Cogeneration Development of
                                        Willamette Industries, Inc., a forest products company,
                                        1991-1993; Vice Chairman of the Board of Trustees of CCMT
                                        since 1981; Vice Chairman of the Board of Trustees and
                                        Trustee of Prime Cash Fund (which is inactive) since
                                        1982; Trustee of Short Term Asset Reserves, 1984-1986 and
                                        1989-1996, of Hawaiian Tax-Free Trust and Pacific
                                        Capital Cash Assets Trust since 1984, of Churchill Cash
                                        Reserves Trust since 1985, of Pacific Capital Tax-Free
                                        Cash Assets Trust and Pacific Capital U.S. Government
                                        Securities Cash Assets Trust since 1988 and of Churchill
                                        Tax-Free Fund of Kentucky since 1992.

No nominee beneficially owns more than one percent of the Trust's outstanding shares.

BOARD OF TRUSTEES' COMMITTEES AND MEETINGS

     The Board has appointed an Audit Committee, but has not appointed a Nominating Committee and a Compensation Committee. Selection and nomination of Disinterested Trustees has been reserved to the other Disinterested Trustees. Shareholders may submit written recommendations to the Board regarding nominees for Trustee, although the Board expects to be able to identify an ample number of qualified candidates.

     The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Trust. The Audit Committee consults with the Trust's independent auditor regarding the plan and scope of the audit, the adequacy of the Trust's internal accounting procedures and controls and all matters relevant to the audit services provided to the Trust. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

     The Audit Committee currently consists of Messrs. Clinton, Courtney and Herrmann. The Board anticipates the elections of Mssrrs. Barnes and Mason as additional Members of the Audit Committee following the election of new Trustees.

     During the fiscal year ended December 31, 1999, the Board met four times at regularly scheduled meetings. During the year ended December 31, 1999, the Audit Committee met once. There are no incumbent members of the Board who, during the last fiscal year of the Trust, attended fewer than 75% of the aggregate meetings of the Board of Trustees or its committees on which they serve.


EXECUTIVE COMPENSATION

     Members of the Board of Trustees receive an annual retainer of $40,050 and $350 for each Board meeting attended. Audit Committee members receive an additional $250 for each Audit Committee

---------------------------
/2/ The annual retainer and meeting fees are based upon the combined number of Portfolios for OCC Cash Reserves, Inc. and the Trust and the combined net assets of such Portfolios. The schedule set forth below illustrates the annual retainer and meeting fees for one or more Portfolios with combined net assets ranging from $50 to $250 million.

NET ASSETS OF $50-$250     ANNUAL RETAINER     BOARD MEETING    AUDIT COMMITTEE FEE
MILLION                    PER PORTFOLIO       FEE
First five Portfolios      $4,500              $500             $250
First six Portfolios       $4,400              $450             $250
First seven Portfolios     $4,300              $400             $250
First eight Portfolios     $4,200              $350             $250
First nine Portfolios      $4,100              $300             $250
Ten or more Portfolios     $4,000              $250             $250

For Portfolios with net assets of $25 million or less, no annual retainer or meeting fees would be paid to the Trustees for the first two years of the Portfolios' operations and half of the annual retainer and meeting fees described in the above schedule would be paid thereafter. For Portfolios with combined net assets ranging from $25 to $50 million, half of the annual retainer and meeting fees described in the above schedule would be paid to each Trustee. For Portfolios with net assets ranging from $250 million to $1 billion, the annual retainer and meeting fees described in the above schedule plus an additional $750 annual retainer would be paid to each Trustee. For Portfolios with net assets over $1 billion, the annual retainer and meeting fees described in the above schedule plus an additional $1,500 annual retainer would be paid each Trustee.

At December 31, 1999, OCC Cash Reserves, Inc. and the Trust together offered eleven Portfolios: two Portfolios with net assets of $25 million or less; six Portfolios with net assets ranging from $50 to $250 million; one Portfolio with net assets ranging from $25 to $50 million; one Portfolio with net assets ranging from $250 million to $1 billion; and one Portfolio with net assets over $1 billion.

meeting attended. Trustees who are officers of the Trust are not compensated for their service on the Board. No officer of the Trust received a salary or fee from the Trust.

                    FOR FISCAL YEAR ENDED DECEMBER 31, 1999
                              COMPENSATION TABLE

                                                    PENSION OR RETIREMENT
                                   AGGREGATE         BENEFITS ACCRUED AS           TOTAL COMPENSATION
                               COMPENSATION FROM        PART OF TRUST              FROM TRUST AND TRUST
NAME OF TRUSTEE AND AGE             TRUST                 EXPENSES/1/              COMPLEX PAID TO
Paul Clinton                        $32,438                 $24,524                $114,523

Thomas Courtney                     $32,438                 $24,524                $114,523

Lacy Herrmann                       $32,038                 $24,524                $113,623

Joseph La Motta                           0                       0                       0

---------------------------------------------------
/3/ Under the retirement plan adopted by the Board in 1998, a Trustee may receive up to 80% of his or her average compensation paid during that Trustee's five years of service in which the highest compensation was paid. A Trustee must serve in that capacity for the Trust or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

NAME AND AGE       POSITION(S) WITH TRUST AND TERM    BUSINESS EXPERIENCE DURING THE LAST 5 YEARS
------------       -------------------------------    -------------------------------------------
Brian S. Shlissel  Treasurer since February 2000      Vice President of Oppenheimer Capital
Age:  35                                              since July 1999; Vice President of
                                                      Mitchell Hutchins Asset Management Inc.
                                                      from 1993 to 1999.  Assistant Treasurer
                                                      of OCC Cash Reserves, Inc., Municipal
                                                      Advantage Fund, Inc., and the Central
                                                      European Value Fund since August 1999.
                                                      Treasurer and Secretary Jardene Fleming
                                                      India Fund from 1997 to 1999.  Assistant
                                                      Treasurer PaineWebber PACE Select
                                                      Advisors Trust from 1998 to 1999.

Mark F. Degenhart  Vice President and Portfolio       Vice President of Oppenheimer Capital
Age:  35           Manager since 1999                 since January 1999; formerly Director of
                                                      Research and Portfolio Manager of
                                                      Palisades Capital Management from 1993 to
                                                      January 1999.

NAME AND AGE       POSITION(S) WITH TRUST AND TERM    BUSINESS EXPERIENCE DURING THE LAST 5 YEARS
------------       -------------------------------    -------------------------------------------
Bernard H. Garil   Vice President since 1994          Managing Director of Oppenheimer Capital,
Age:  58                                              President, Municipal Advantage Fund Inc.
                                                      and Executive Vice President of The
                                                      Central European Value Fund since 1997.

Richard A.         Vice President and Portfolio       Managing Director, Oppenheimer Capital
Glasebrook         Manager since 1994                 since 1994.
Age:  50

Louis P.           Vice President and Portfolio       Senior Vice President, Oppenheimer
Goldstein          Manager since 1998                 Capital since 1998, joined Oppenheimer
Age:  38                                              Capital as Vice President and Security
                                                      Analyst in 1991.

Vikki Hanges       Vice President and Portfolio       Senior Vice President, Oppenheimer
Age:  39           Manager since 1994                 Capital since 1998; Vice President from
                                                      1992.

Elliot M. Weiss    Secretary since 1999               Vice President of OpCap Advisors since
Age:  37                                              March 1996;  Vice President of
                                                      Oppenheimer Capital from 1995 to 1996;
                                                      Assistant Vice President of Oppenheimer
                                                      Capital from 1991 to 1995.  Secretary of
                                                      the Municipal Advantage Fund Inc. and OCC
                                                      Cash Reserves, Inc., and Assistant
                                                      Secretary of The Central European Value
                                                      Fund, Inc. since 1999.

Timothy J.         Vice President and Portfolio       Senior Vice President, Oppenheimer
McCormack          Manager since 1994                 Capital since 1998 and Vice President
Age: 34                                               since 1995.

James Sheldon      Vice President and Portfolio       Senior Vice President of Oppenheimer
Age: 46            Manager since 1998                 Capital since February 1998; General
                                                      Partner of Omega Advisers, a hedge fund,
                                                      from September 1996 to February 1998 and
                                                      Senior Vice President and International
                                                      Portfolio Manager at Lazard Freres Asset
                                                      Management from December 1992 to August
                                                      1996.

Maria Camacho      Assistant Secretary                Vice President of Oppenheimer Capital since
Age: 46            since 1999                         1997. Assistant Vice President from 1994-1997
                                                      and Registrations Department Administrator
                                                      with Oppenheimer Capital.

The business address of each officer is 1345 Avenue of Americas, New York, New York 10105.

     VOTE REQUIRED. As provided under the Investment Company Act, the election of the Nominees to the office of Trustee will require the vote of a majority of the outstanding voting securities of the Trust. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company

(or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF THE TRUST VOTE FOR ALL NOMINEES TO THE BOARD


                                PROPOSAL NO. 5
                  RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
                            AS INDEPENDENT AUDITOR

     The Board, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent auditors of the Trust for the fiscal year ending December 31, 2000, subject to ratification by the Trust's shareholders.

     PricewaterhouseCoopers LLP has served as the Trust's independent auditor since 1994 and has no direct financial interest or material indirect financial
interest in the Trust.   Representatives of PricewaterhouseCoopers LLP are not
expected to be present at the Meeting but will be available if required and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     PricewaterhouseCoopers LLP's audit services for the fiscal year ended December 31, 1999 included: auditing the Trust's annual financial statements; reviewing the Trust's federal and state income tax returns; reviewing the Trust's federal excise tax return; consulting with the Trust's Audit Committee; engaging in routine consultations on financial accounting and reporting matters.

     The Audit Committee authorizes all services performed by PricewaterhouseCoopers LLP on behalf of the Trust. In addition, the Audit Committee reviews the scope of services to be provided by PricewaterhouseCoopers LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

     VOTE REQUIRED. As provided under the Investment Company Act, the ratification of PricewaterhouseCoopers LLP as independent auditor for the Trust will require the vote of a majority of the outstanding voting securities of the Trust. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

  THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE
                      TRUST, UNANIMOUSLY RECOMMEND THAT
                THE SHAREHOLDERS OF EACH PORTFOLIO OF THE TRUST
                  VOTE TO APPROVE PRICEWATERHOUSECOOPERS LLP
                            AS INDEPENDENT AUDITOR

                            ADDITIONAL INFORMATION

SHARE OWNERSHIP

     As of December 15, 1999 (the "Record Date"), the number of outstanding shares of the Portfolios set forth below was as follows:

                                    SHARES
PORTFOLIO                           OUTSTANDING
---------                           -----------

Equity............................   1,853,842
Small Cap.........................   6,662,578
Mid Cap...........................     432,630
Managed...........................  17,752,346
Balanced..........................      -0-
Global Equity.....................   2,228,211
U.S. Government Income............     989,995


     As of the Record Date, the shares held and percentages of those shares to the outstanding shares of each Portfolio held by the Variable Accounts of the Life Companies and by Oppenheimer Capital, are set forth below:

--------------------------------------------------------------------------------------------------------------------
PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS      U.S. GOVT.      GLOBAL        EQUITY        SMALL CAP       MANAGED        MIDCAP         BALANCED
                    INCOME        EQUITY

---------------------------------------------------------------------------------------------------------------------

The Mutual        11.20%                       3.37%         1.43%            4.05%
Life              110,833.568                  62,458.697    95,467.096       718,327.792
Insurance                                      shares        shares           shares
Company of
New York (New
York, NY) &
The MONY Life
Insurance
Company of
America, 1740
Broadway, NY,
NY  10019

Provident                                      37.36%        10.48%           7.47%
Mutual Life                                    692,383,455   697,924.582      1,325,991.915
Insurance                                      shares        shares           shares
Company  &
Provident
Mutual Life
and Annuity
Company of
America, 1600
Market St.,
Philadelphia,
PA 19103

Connecticut                                    0.37%         4.51%            2.81%
General Life                                   6,876.103     300,497.728     498,848.281
Insurance                                      shares        shares          shares
Company &
CIGNA Life
Insurance
Company, 350

---------------------------------------------------------------------------------------------------------------------
Church
Street, MLW
1, 12th Flr.,
Hartford, CT
06103-1106

AEGON             16.85%                       4.98%         2.06%
Insurance         166,812.622                  331,847.381   366,180.761
Group, 400        shares                       shares        shares
West Market
Street,
Louisville,
KY  40202

American          71.95%                       3.04%         1.80%            1.78%
Enterprise        712,299.075                  56,375.475    119,793.039      316,083.256
Life              shares                       shares        shares
Insurance
Company and
American
Centurion
Life
Insurance
Company, 80
South Eighth
Street,
Minneapolis,
MN  55402
----------------------------------------------------------------------------------------------------------------------
Oppenheimer                                                                                  23.11%
Capital, 1345                                                                                100,000
Avenue of the                                                                                shares
Americas,
New York, NY
10105
----------------------------------------------------------------------------------------------------------------------
IL Annuity and                                               2.73%            2.81%
Insurance                                                    181,943.588      498,468.987
Company, 2960                                                shares           shares
North  Meridian
Street,
Indianapolis,
IN46208
----------------------------------------------------------------------------------------------------------------------
PRUCO Life                                                   57.69%           62.15%
Insurance                                                    3,843,854.784    11,032,925.536
Company of                                                   shares           shares
New Jersey
and PRUCO
Life
Insurance
Company, 751
Broad Street,
Newark, NJ
07102
---------------------------------------------------------------------------------------------------------------------
Transamerica,                                                0.99%            0.68%
Transamerica                                                 66,017.719       120,713.832
Center 1150                                                  shares           shares
Olive Street,
Los Angeles,
CA  90015
---------------------------------------------------------------------------------------------------------------------
ReliaStar Life                   4.34%         7.74%         4.81%            2.88%

---------------------------------------------------------------------------------------------------------------------
Insurance                        96,664.532    143,494.400   449.975          511,773.308
Company, 20                      shares        shares        shares           shares
Washington
Avenue South,
Route 1237,
Minneapolis,
MN  55401
---------------------------------------------------------------------------------------------------------------------
Sun Life of                                    17.64%        1.77%            0.28%          76.89%
Canada                                         327,015.391   117,604.269      49,729.451     332,630.421
(U.S.),                                        shares        shares           shares
Copley Place,
Suite 200,
Boston, MA
02117
---------------------------------------------------------------------------------------------------------------------
Travelers                                      25.68%
Insurance                                      476,124.750
Company, One                                   shares
Tower Square,
Hartford, CT
06183
---------------------------------------------------------------------------------------------------------------------
Lincoln Life                     93.09%        0.06%         7.04%            10.73%
Insurance                        2,074,198.537 1,115.770     468,967.818      1,905,544.583
Company, 1300                    shares        shares        shares           shares
South Clinton
Street, Fort
Wayne, IN
46802
---------------------------------------------------------------------------------------------------------------------
Northern Life                    2.57%         4.74%         1.77%            2.30%
20 Washington                    57,347.823    87,957.889    118,209.860      407,758.505
Avenue South,                    shares        shares        shares           shares
Route 1237,
Minneapolis,
MN 55401
---------------------------------------------------------------------------------------------------------------------
Lincoln                                        0.06%
Benefit Life                                   1,155.770
Company, 206                                   shares
South 13th
Street, Suite
100, Lincoln,
NE 68508
----------------------------------------------------------------------------------------------------------------------


VOTING

    The Trust is subject to special voting provisions. As of the Record Date, all Life Companies will vote shares of the Portfolios allocated to subaccounts of their respective Variable Accounts which correspond to these Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each of these Portfolios held in such Variable Account. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

     Subject to the foregoing, to the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) had the power to direct the vote of more than 5% of any of the outstanding shares of the Portfolios. As of the Record Date, trustees and officers of the Trust as a group beneficially owned none of the outstanding shares of these Portfolios.

                       RECEIPT OF SHAREHOLDERS PROPOSALS

     Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for a least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Trust of any such proposal. The Trust does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

     The fact that the Trust receives a shareholder proposal in timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     Shareholders should be aware that under the law of the Commonwealth of Massachusetts in which the Trust is established, annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder's meeting. As it is the intention of the Board of Trustees not to hold annual shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual shareholders' meeting.

                             INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP are the independent auditors of the Trust. Representatives of the firm are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                           MAILING OF ANNUAL REPORT

     The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1998 to a shareholder upon request. Such request should be made to the Secretary of the Trust, 1345 Avenue of the Americas, New York, NY 10105-4800, or by calling 1-800-600-5487. The report will be sent by first class mail within three business days of the request.

OTHER BUSINESS

     The Trust's management knows of no business other than the matter specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting and it is the intention of the person named in the proxy to vote in accordance with their judgment on such matters.


                                    By Order of the Board of Trustees



                                    Elliot M. Weiss
                                    ------------------------------------
                                    Secretary

                            OCC ACCUMULATION TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints _______________, _______________, and
_______________ as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all of the Shares of the OCC Accumulation Trust which the undersigned is entitled to vote as of December 15, 1999, the record date, at the Meeting of Shareholders to be held on March 3, 2000, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE PROPOSAL IN ITEM 3, FOR THE NOMINEES NAMED IN ITEM 4, AND FOR THE SELECTION OF THE INDEPENDENT AUDITOR NAMED IN ITEM 5. ALL ITEMS ARE PROPOSED BY THE OCC ACCUMULATION TRUST (THE "TRUST").

THE BOARD OF TRUSTEES RECOMMENDS THAT THE TRUST'S SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Item 1 - Proposal to approve a new investment advisory agreement between OpCap Advisors and the Trust.

                FOR                AGAINST               ABSTAIN
                [ ]                  [ ]                   [ ]


Item 2 - Proposal to approve an investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Company for the Managed Portfolio (the "Sub-Advisory Agreement").

                FOR                AGAINST               ABSTAIN
                [ ]                  [ ]                   [ ]


Item 3 - Proposal to approve a new Sub-Advisory Agreement by and among OpCap Advisors and Pacific Investment Management Company for the Managed Portfolio upon the automatic termination of the Sub-Advisory Agreement in connection with the Allianz acquisition.

                FOR                AGAINST               ABSTAIN
                [ ]                  [ ]                   [ ]

Item 4 -  Election of the following nominees as Trustee:

          [A]  Joseph M. La Motta         [D]  Thomas W. Courtney
          [B]  Paul Y. Clinton            [E]  V. Lee Barnes
          [C]  Lacy B. Herrmann           [F]  Theodore T. Mason

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR
 OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

Item 5 - Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditor of the Trust.

                FOR                AGAINST               ABSTAIN
                [ ]                  [ ]                   [ ]


Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                   Dated:                , 2000
                                         ----------------


                                     -----------------------
                                            Signature


                                     -----------------------
                                            Signature


     PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BY                  , 2000.
                                                   -----------------

                                       2